UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                               FORM 8-K
                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   Date of Report: October 24, 2006
                   (Date of earliest event reported)

                      THOMAS & BETTS CORPORATION
        (Exact Name of Registrant as Specified in Its Charter)


                               Tennessee
            (State or Other Jurisdiction of Incorporation)


               1- 4682                                 22-1326940
      (Commission File Number)             (IRS Employer Identification No.)



                          8155 T&B Boulevard
                       Memphis, Tennessee 38125
          (Address of Principal Executive Offices)(Zip Code)

                            (901) 252-8000
         (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

On October 24, 2006, Thomas & Betts Corporation, by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced the financial results for the fiscal quarter ended September 30, 2006.


Item 9.01  Financial Statements and Exhibits

99.1     Press Release dated October 24, 2006

                               SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Thomas & Betts Corporation
                                       (Registrant)


                                       By: /s/ W. David Smith, Jr.
                                       ---------------------------------
                                       W. David Smith, Jr.
                                       Assistant General Counsel and
                                       Assistant Secretary



Date:  October 24, 2006

                             Exhibit Index


Exhibit         Description of Exhibits
-------         -----------------------

99.1            Press Release of the Registrant dated October 24, 2006